UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2009

COVANTA HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-06732	95-6021257
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
40 Lane Road, Fairfield, New Jersey 07004
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (973) 882-9000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On July 3, 2009, Covanta Holding Corporation, a Delaware corporation (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Veolia Environmental Services North America Corp. (“VESNA”). Pursuant to the Purchase Agreement, the Company will acquire most of the North American energy-from-waste business of VESNA. The Company shall pay VESNA $450 million, subject to certain purchase price adjustments set forth in the Purchase Agreement. The Purchase Agreement contains customary representations and warranties, covenants, conditions and post-closing indemnities. The closing of the transaction is conditioned upon receipt of customary regulatory and other approvals or consents, and may occur in stages. The failure to obtain certain approvals or consents may result in a reduction to the purchase price and the removal of certain aspects of the business from the transaction. The transaction is expected to close by the end of 2009.
     The description of the Purchase Agreement is qualified in its entirety by reference to the full text of the document, a copy of which is attached as Exhibit 2.1 hereto.
     The Purchase Agreement contains representations and warranties that the parties made to each other as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the parties, the Purchase Agreement is not intended to be a source of factual, business or operational information about any of the parties thereto. The representations and warranties were made as of specific dates, only for purposes of the proposed transactions, and solely for the benefit of the parties to the Purchase Agreement. These representations and warranties may be subject to limitations agreed between the parties, including being qualified by disclosures between the parties. The representations and warranties may have been made to allocate risks among the parties, including where the parties do not have complete knowledge of all facts, instead of establishing matters as facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.
     Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of these representations and warranties.
Item 7.01. Regulation FD Disclosure.
     On July 6, 2009, the Company issued a press release announcing that it had entered into the Purchase Agreement. This press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of July 3, 2009, by and among Covanta Holding Corporation and Veolia Environmental Services North America Corp.
99.1	Press Release, dated July 6, 2009, issued by Covanta Holding Corporation.

     INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS — Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or general industry or broader economic performance in domestic and international markets in which Covanta operates or competes, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, the risk that Covanta may not acquire all seven of the EfW facilities in the event that certain consents and approvals are not obtained and those factors, risks and uncertainties that are described in periodic securities filings by Covanta with the SEC. Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANTA HOLDING CORPORATION
Date: July 6, 2008	By:	/s/ Timothy J. Simpson
Timothy J. Simpson
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of July 3, 2009, by and among Covanta Holding Corporation and Veolia Environmental Services North America Corp.
99.1	Press Release, dated July 6, 2009, issued by Covanta Holding Corporation.